SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported) October 30, 2003
                                                        ----------------


                             EarthShell Corporation
                 --------------------------------------------
               (Exact name of registrant as specified in charter)


          Delaware                     333-13287                 77-0322379
---------------------------   --------------------------- ---------------------
(State or other jurisdiction    (Commission file number)        (IRS employer
       of incorporation)                                     identification no.)



6740 Cortona Drive
Santa Barbara, California                               93117
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(Address of principal executive offices)             (Zip code)


Registrant's telephone number, including area code           (805) 571-8232
                                                            ---------------

 -----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION


         On October 30, 2003 EarthShell Corporation issued a press release discussing its results of operations and financial condition for the third quarter ended September 30, 2003.

         A copy of the press release is attached hereto as Exhibit 99 and incorporated herein by reference.

         The information in this Current Report, including Exhibit 99 hereto, is being furnished pursuant to Item 12 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.




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



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 5, 2003

                                     EARTHSHELL CORPORATION


                                      By: /s/ D. Scott Houston
                                          --------------------------------
                                           Name:    D. Scott Houston
                                           Title:   Chief Financial Officer



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




EXHIBIT INDEX

Exhibit Number
    and
 Page Number                  Description                       Method of Filing
-------------   --------------------------------------------   -----------------

   99           Press Release issued October 30, 2003 relating       Filed
                   to Registrant's Earnings Release for the      electronically
                    third quarter ended September 30, 2003.         herewith




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